COMMON SHARES                                                      COMMON SHARES

PIII-                      [LOGO OF PECO II, INC.]

                                                               -----------------
                                                               CUSIP 705221 10 9
                                                               -----------------
INCORPORATED UNDER THE
LAWS OF THE STATE OF OHIO

THIS CERTIFIES THAT




is the owner of

   the above stated number of fully paid and non-assessable Common Shares, without par value, of

                                 PECO II, Inc.

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile signature of the duly authorized officer of the Company.

Dated:

/s/ Sandra C. Frankhouse                   /s/ Matthew P. Smith

       Secretary                    President and Chief Executive Officer

COUNTERSIGNED AND REGISTERED:
                     NATIONAL CITY BANK
                                            TRANSFER AGENT
                                             AND REGISTRAR
BY:
                                         AUTHORIZED SIGNATURE

                                 PECO II, Inc.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS WITHIN FIVE DAYS AFTER RECEIPT OF SUCH REQUEST, A STATEMENT OF THE EXPRESS TERMS OF EACH CLASS AND EACH SERIES OF EACH CLASS OF SHARES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE. SUCH REQUEST SHOULD BE IN WRITING AND ADDRESSED TO THE SECRETARY OF THE CORPORATION AT 1376 STATE ROUTE 598, GALION, OHIO 44833.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenant in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT -- __________ Custodian __________
                            (Cust)              (Minor)
                          under Uniform Gift to Minors
                          Act ___________________________
                                       (State)

     For Value Received, ______________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE PRINT OR INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS

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                                                                         SHARES
-------------------------------------------------------------------------
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND
APPOINT                                                                ATTORNEY,
       ----------------------------------------------------------------
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

Dated:                         Signatures(s):
      ----------------------                 -----------------------------------



                        --------------------------------------------------------
                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:
                        --------------------------------------------------------
                        THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP BY AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AO-15